Exhibit 10.4

FAVRILLE, INC.
STOCK OPTION GRANT NOTICE

ANNUAL GRANT
(2005 Non-Employee Directors’ Stock Option Plan)

FAVRILLE, INC. (the “Company”), pursuant to its 2005 Non-Employee Directors’ Stock Option Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:	The day before the 10th anniversary of the Date of Grant

Type of Grant:	Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	1/12th of the shares vest at the end of each month following the Date of Grant.

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

	☐	By cash or check
	☐	Pursuant to a Regulation T Program if the Shares are publicly traded
	☐	By delivery of already-owned shares if the Shares are publicly traded
	☐	Net exercise if the Company has adopted FAS 123, as revised, and has established procedures for net exercise at the time of such exercise

Additional Terms/Acknowledgements:  The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

FAVRILLE, INC.		OPTIONHOLDER:
By:
	Signature		Signature
Title:		Date:
Date:

ATTACHMENTS:                         Stock Option Agreement, 2005 Non-Employee Directors’ Stock Option Plan and Notice of Exercise